	STATEMENT TO CERTIFICATEHOLDERS

	Household Home Equity Loan Trust 2001-2

	Distribution Number	38
	Beginning Date of Collection Period	01-Nov-04
	End Date of Collection Period	30-Nov-04
	Distribution Date	20-Dec-04
	Previous Distribution Date	22-Nov-04

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds	8,349,805.75
	Available Distribution Amount	8,269,234.04
	Principal Collections	6,746,563.84
	Interest Collections (net of servicing fee)	1,522,670.20
	Collections of Interest (net of servicing fee and principal recoveries)
	Servicing Fee	80,571.71
	Principal recoveries	2,494.80
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	8,349,805.75
	Interest Paid to Certificates	255,550.47
	Principal Paid to Certificates	4,692,094.11
	Equity Certificate	3,321,589.46
	Servicing Fee	80,571.71

	Pool Balance

	Begin Principal Balance	193,372,106.43
	Principal Collections (including repurchases)	6,746,563.84
	Additional Principal Reduction Amount	362,669.67
	End Principal Balance	186,262,872.92

	Collateral Performance
	Cash Yield (% of beginning balance)	9.93%
	Charge off Rate (net of principal recoveries; % of beginning balance)	2.24%
	Net Yield	7.70%

	Delinquent Loans
	30-59 days principal balance of loan	9,236,942.39
	30-59 days number of loans	111
	60-89 days principal balance of loan	1,942,049.59
	60-89 days number of loans	25
	90+ days principal balance of loan	11,382,478.10
	90+ days number of loans	145

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period
	Number of loans purchased or substituted pursuant to 2.04 during the period
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period
	Number of loans purchased or substituted pursuant to 3.01 during the period
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period
	Substitution Adjustment Amounts	-
	Number of HEL outstanding (BOP)	2,706
	Number of HEL outstanding (EOP)	2,636
	Principal balance of REO as of the end of the collection period	2,890,590.47
	Number of loans that went into REO during the collection period	8
	Principal balance of loans that went into REO during the collection period

	Overcollateralization
	Begin OC Amount	65,746,516.19
	OC Release Amount	2,417,139.40
	Extra Principal Distribution	-
	End OC Amount	63,329,376.79

	Target OC Amount	63,329,376.79
	Interim OC Amount	65,746,516.19
	Interim OC Deficiency	-

	Monthly Excess Cashflow	904,450.06
	Principal Distribution Amount	4,329,424.44
	Principal Collections	6,746,563.84
	OC Release Amount	2,417,139.40

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Total Certificate Balance as Percent of Total Original Certificate Balance

	Interest Calculations
	1 month LIBOR	2.14000%
	Class A Formula Rate (1-mo. Libor plus 37bps)	2.51000%
	Class A Pass-Through Rate	2.51000%
	Class M Formula Rate (1-mo. Libor plus 95bps)	3.09000%
	Class M Pass-Through Rate	3.09000%
	Available Funds Cap	10.66650%

	Class A Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	6.548428
	2. Principal Distribution per $1,000	6.218236
	3. Interest Distribution per $1,000	0.330193

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate	2.51000%
	2. Days in Accrual Period	28

	3. Class A Interest Due	221,470.16
	4. Class A Interest Paid	221,470.16
	5. Class A Supplemental Interest Amount Paid	0.00

	6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class A Principal Due & Paid
	1. Class A Principal Balance, BOP	113,445,157.04
	2. Class A Principal Due	4,170,757.23
	3. Class A Principal Paid	4,170,757.23
	4. Class A Principal Carry Forward Amount Paid	0.00
	5. Class A unpaid Principal Carry Forward Amount	0.00
	6. Class A Principal Balance, EOP	109,274,399.81

	7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
	8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.5866676

	Class M Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	6.624728
	2. Principal Distribution per $1,000	6.218236
	3. Interest Distribution per $1,000	0.406492

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate	3.09000%
	2. Days in Accrual Period	28

	3. Class M Interest Due	34,080.31
	4. Class M Interest Paid	34,080.31
	5. Class M Supplemental Interest Amount Paid	0.00

	6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class M Principal Due & Paid
	1. Class M Principal Balance, BOP	14,180,433.20
	2. Class M Principal Due	521,336.88
	3. Class M Principal Paid	521,336.88
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Principal Balance, EOP	13,659,096.32

	7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
	8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0733324

	HSBC FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2

The undersigned, a duly authorized representative of HSBC Finance Corporation, as Servicer ( the "Master Servicer" ), pursuant to a Pooling and Servicing
Agreement dated as of November 7, 2001 (the "Pooling and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, the Master Servicer, and
JPMorgan Chase Bank (as successor to Bank One, National Association) as Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	HSBC Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on December 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of December, 2004.

HSBC FINANCE CORPORATION
as Servicer

By: /s/ Dennis Mickey
Title: Servicing Officer